Execution copy

Dated 4 November 2004

AUTO ITALIA LIMITED

And

FERRARI MASERATI CARS INTERNATIONAL TRADING
(SHANGHAI) CO, LTD.

SERVICES AGREEMENT

Table of Contents

Contents		Page
1	DEFINITIONS AND INTERPRETATION
2	SERVICES AND SERVICE FEES
3	UNDERTAKINGS
4	INSURANCE
5	TERM AND TERMINATION
6	BREACH OF CONTRACT AND ITS CONSEQUENCES
7	RELATIONSHIP
8	VARIATION
9	TAXES
10	COSTS
11	NOTICES
12	ASSIGNMENT
13	SEVERANCE
14	ENTIRE AGREEMENT
15	CONFIDENTIALITY
16	FORCE MAJEURE
17	GOVERNING LAW
18	DISPUTE RESOLUTION
19	LANGUAGE AND COPIES

THIS SERVICES AGREEMENT (“Agreement”) is made on 4 November 2004.

BETWEEN:

(1)	AUTO ITALIA LIMITED., a joint stock limited liability company incorporated under the laws of Hong Kong with its registered office at 90 Sung Wong Toi Road, To Kwa Wan, Kowloon, Hong Kong (“AIL”); and

(2)
FERRARI MASERATI CARS INTERNATIONAL TRADING (SHANGHAI) CO., LTD., a Sino-foreign equity joint venture company incorporated under the laws of the PRC, whose legal address is at Room 202, Building A, 459 Eu Te Xi Yi Road, Waigaoqiao Free Trade Zone, Shanghai, PRC (“JV”)

(each of AlL and JV is a “Party” and together they are the “Parties”).

WHEREAS:

(A)	The JV is a Sino-foreign joint venture company engaging in trading of imported cars and related services;

(B)	AlL is an experienced pre-delivery service provider in relation to cars;

(C)	AlL wishes to provide the Services (defined below) to JV and JV wishes to receive the Services, on and subject to the terms of this Agreement.

IT IS AGREED as follows:

1 DEFINITIONS AND INTERPRETATION

In this Agreement including the Recitals and the Schedules, the headings shall not affect its interpretation and, unless the context otherwise requires, the provisions in this Clause 1 shall apply:

Approvals means licences, authorisations, orders, grants, confirmations, permissions, registrations and other approvals required pursuant to PRC Laws and Regulations;

Business Day means a working day other than a Saturday, Sunday or a statutory holiday in the PRC and Hong Kong.

Hong Kong means the Hong Kong Special Administrative Region of the PRC;

Losses means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment) including any benefits which could have been obtained after performance of this Agreement;

PRC means the People¡¦s Republic of China excluding, for these purposes, Hong Kong, the Macau Special Administrative Region of the PRC and Taiwan;

PRC Laws and Regulations means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law in the PRC including without limitation local and national legislation;

Services has the meaning ascribed to it in Clause 2.1.1;

Tax means all forms of taxation whether direct or indirect and whether levied by reference to income, profits, gains, net wealth, asset values, turnover added value or other reference and statutory, governmental, state, provincial, local governmental or municipal impositions duties, contributions, rates and levies (including without limitation social security contributions and any other payroll taxes), whenever and wherever imposed (whether imposed by way of a withholding or deduction for or on account of tax or otherwise) and in respect of any person and all penalties, charges, costs and interest relating thereto:

RMB means the lawful currency of the PRC; and

US DOLLAR means the lawful currency of the United States of America.

2 SERVICES AND SERVICE FEES

2.1 Services

2.1.1 Scope

AlL shall provide the services as set out in the Schedule of this Agreement (“Services”) to JV for each car arriving at Shanghai and/or Hong Kong port for the purpose of sale in the PRC by JV within 5 working days after the cars arrive at the designated place of Services (unless otherwise agreed in writing by the parties) subject to and on the terms and conditions of this Agreement.

The services as set out in the Schedule of this Agreement must be carried out at a place designated by AlL and accepted by JV.

2.1.2 Duties

(i)
AlL shall use its best efforts to perform the Services to be provided hereunder with substantially the same degree of care, timeliness, quality, support and priority as it devotes to the performance of similar services for its customers in the arm’s length transactions.

(ii)
AlL shall be liable for the Services it performs pursuant to this Agreement. AlL shall hold JV harmless and effectively indemnified against any claims arising from the Services it performs and made against JV. Such indemnification shall extend to the reasonable attorney fees spent to defend such a claim and any amount spent in settling such a claim either by way of a court decree or otherwise. This Clause shall survive the terms and termination of this Agreement.

(iii) JV shall deliver cars to the designated place of Services and AlL shall make the cars available for JV collection at the same designated place of Services within 5 working days after the cars arrive at the designated place of Services.

2.1.3       Assistance by JV

JV shall provide all assistance and information reasonably requested by AlL in connection with its provision of the Services.

2.2 Service Fee

2.2.1
In return for the provision of the Services, JV agrees to pay AlL service fees, which shall be equal to __________of the transfer price invoiced by the manufacturer to JV plus _______of the US Dollar equivalent of the RMB tax/duty free wholesale price invoiced by JV for each car on which AlL has performed the Services. AlL acknowledges that the above payment covers all of the out-of-pocket costs and expenses incurred by it in the performance of the Services. The exchange rate shall refer to the official exchange rate on the date of issuance of the invoice.

2.2.2
For the purpose of payment of service fees under Clause 2.2.1, AlL shall issue an invoice to JV on a monthly basis on or before the last day of each month specifying the service fees for that month. JV shall pay AlL the services fees specified in the invoice in US Dollar after deducting relevant taxes as required by PRC laws and regulations within 30 days from the date of issuance of the invoice to such account outside the PRO, details of which shall be included in each invoice.

2.2.3
AlL shall assist JV to obtain all Approvals required for such payment of service fees. If JV fails to pay the service fees pursuant to Clause 2.2.2 as the necessary Approvals cannot be obtained, such failure of payment shall not be construed as a breach of contract pursuant to Clause 6 of this Agreement and JV will not be liable to AlL for such failure in any manner.

2.2.4	Within seven (7) Business Days after the receipt of the service fees from JV, AlL shall issue a written receipt to JV for the service fees.

3 UNDERTAKINGS

3.1 AlL hereby undertakes to JV that during the term of this Agreement:

3.1.1	it has all necessary qualifications to provide the Services and complies with the service quality standards set out in this Agreement;

3.1.2	it is lawfully entitled to use any intellectual property, trademark, trade secret or other rights involved in the provision of the Services;

3.1.3	the Services shall be rendered by the qualified personnel trained and skilled in the related services in a professional manner; and

3.1.4	it has obtained all necessary authorizations required for entry into and performance of this Agreement.

3.2 JV hereby undertakes to AlL that during the term of this Agreement:

3.2.1	it is lawfully entitled to use any intellectual property, trademark, trade secret or other rights involved in the provision of the Services; and

3.2.2	it has obtained all necessary authorizations required for entry into and performance of this Agreement.

4 INSURANCE

AlL shall obtain and maintain public liability insurance against any claims brought for personal injury, death or damage to property of third persons and other insurances with respect to AlL’s provision of the Services during the term of this Agreement on such terms // and with such insurance companies that are acceptable by JV.

5 TERM AND TERMINATION

5.1
This Agreement shall commence on the date hereof and continue in force for a period equal to the duration of JV unless terminated as set out below. After three (3) years from the date hereof, the service fees as set out in Clause 2.2.1 shall be revised by the Parties in mutual agreement.

5.2	This Agreement may be terminated by any Party if the other Party is declared bankrupt or insolvent by a court or suffers an analogous event.

5.3	This Agreement may also be terminated by mutual written agreement between the Parties at any time and shall terminate automatically on its expiry unless renewed by the Parties.

5.4	If any Party wishes to renew this Agreement, it shall give three (3) months written notice to the other Party. This Agreement will be renewed if the Parties agree to the renewal.

5.5
This AGREEMENT shall be automatically terminated when the Export and Distribution Agreements (or any other agreements in substance the same with such Export and Distribution Agreements) between FERRARI SpA and JV, and MASERATI SpA and JV terminate for whatever reasons. In the event that the export and distribution licences are transferred to a third party, JV shall do its best endevour to facilitate the transfer of this AGREEMENT to that third party.

6 BREACH OF CONTRACT AND ITS CONSEQUENCES

6.1
Save as otherwise expressly provided, if any Party fails to perform any of its obligations under this Agreement in accordance with the terms of this Agreement, that Party shall be deemed to have breached this Agreement.

6.2
In the event of a breach of this Agreement, the breaching Party shall be liable to any non- breaching Party for Losses incurred as a result of such breaching Party¡¦s breach of contract. Waiver by either Party of a single default or a succession of defaults shall not deprive such Party of any right arising by reason of any subsequent default.

6.3
Termination of this Agreement or liquidation of a Party or shall not release a Party from any liability which at the time of termination or commencement of liquidation had already accrued to another Party.

7 RELATIONSHIP

Nothing in this Agreement shall constitute a Party a partner or an agent of the other Party.

8 VARIATION

No variation of this Agreement shall be effective unless in writing and signed by or on behalf of each of the Parties to this Agreement.

9 TAXES

AlL and JV shall each bear its own respective Taxes payable in respect of the provision of the Services.

10 COSTS

Each Party shall bear its own costs in connection with the preparation and negotiation of this Agreement.

11 NOTICES

11.1.1	All notices and communications between the Parties shall be in writing and shall be written in English and may be delivered by hand, courier or fax to the following addresses:

AlL
Address: 90 Sung Wong Toi Road, To Kwa Wan
Kowloon, Hong Kong
Attention: Mr Lee Man Fai Richard
Facsimile: +852-25371121

JV
Address: Room 4702, Maxdo Centre,
No. 8 Xing Yi Road, Shanghai 200336,
PRC
Attention: Mr Marco Anchisi
Facsimile: +86-21-52082958

11.1.2.	Notices shall be deemed to have been delivered at the following times:

(i)	if by hand, on reaching the designated address subject to proof of delivery;
(ii)	if by courier, the fifth Business Day after the date of dispatch; and
(iii)	if by fax, upon generation of a confirmation of successful transmission report by the sender’s fax machine indicating completed uninterrupted transmission.

11.1.3	During the term of this Agreement, each Party may change its particulars for receipt of notices at any time by notice given to the other Parties in accordance with this Clause.

12 ASSIGNMENT

Neither Party may assign any of its rights, obligations, or responsibilities under this Agreement without the prior written consent of the other (such consent not to be unreasonably withheld). All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their successors and authorized assigns.

13 SEVERANCE

If any term or provision in this Agreement is held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.

14 ENTIRE AGREEMENT

This Agreement is the sole agreement between the Parties with respect to the provision of the Services, and supersedes all prior oral or written agreement for the Services. This Agreement may be signed in counter-parts, all of which taken together shall constitute one instrument.

15 CONFIDENTIALITY

15.1
Subject to Clause 15.2, each Party shall treat as confidential and not disclose or use any information received or obtained as a result of entering into this Agreement (or any agreement entered into pursuant to this Agreement).

15.2	Clause 15.1 shall not prohibit disclosure or use of any information by any Party if and to the extent:

(i)	the disclosure or use is required by law, any regulatory body or the rules and regulations of any recognised stock exchange;

(ii)	the disclosure is made to its professional advisers on terms that such professional advisers undertake to comply with the provisions of Clause 15.1 or;

(iii)	the information becomes publicly available (other than by breach of this Agreement).

16	FORCE MAJEURE

In the event of earthquake, typhoon, flood, war, strike and any other events the occurrence of which are unforeseeable or which are foreseeable but the occurrence and consequence of which are unpreventable and unavoidable and which directly affect the performance of this Agreement or prevent the performance of this Agreement according to the stipulated conditions, the Party encountering such event of force majeure shall promptly inform the other Party in writing by fax or other reasonable means and shall within fifteen (15) days thereafter provide detailed information of the event and furnish valid documentary proof of the reasons for the non-performance or partial non-performance or the delay of performance. The Parties shall decide through consultation whether to terminate the Agreement according to the influence of such event on the performance of the Agreement. No Party shall be entitled to claim compensation against the other Party for any losses caused by such force majeure.

17	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with PRC Laws and Regulations.

18 DISPUTE RESOLUTION

18.1
The Parties shall strive to settle any dispute, controversy or claim arising from or in connection with this Agreement through friendly consultations. In case no settlement can be reached through consultations within sixty (60) days of the date of notification by one Party to the other Party of such dispute, controversy or claim, then such matter shall be submitted to the Shanghai Branch of the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration by a single arbitrator in accordance with its arbitration rules in force for the time being, which rules are deemed to be incorporated by reference to this Clause.

18.2	The arbitration proceedings shall be conducted in English and shall take place in Shanghai, PRC.

18.3	The arbitral award shall be final and binding upon the Parties and shall be enforceable in accordance with its terms.

18.4	During the period when a dispute is being resolved, the Parties shall in all respects other than the issue(s) in dispute continue their implementation of this Agreement.

19	LANGUAGE AND COPIES

This Agreement shall be written in Chinese and English. Both languages shall be equally authentic. If there is any discrepancy between the two versions, the English version shall prevail. There exist four (4) execution copies of this Agreement in English and four (4) execution copies of this Agreement in Chinese.

This Agreement is entered into by or on behalf of the Parties on the date stated on the first page of this Agreement.

Auto Italia Limited

Authorised Representative Name: Jerbert Adamczyk

Ferrari Maserati Cars International Trading (Shanghai) Co., Ltd.

Leal Representative/Authorised Representative Name: Marco Anchisi

Schedule
PDI Operations for Ferrari and Maserati Vehicles

Engine

•	Alternator, water pump, air conditioning compressor and power steering pump drive belts
•	Water tank cap valve
•	Coolant level
•	Engine oil for level and possible leaks
•	Check & tighten water hoses clips and connections
•	Pressure-test coolant system
•	Radiator cooling fan operation
•	Spark plugs, wires and connections
•	Air filters cleaning
•	Idle stability
•	Throttle return at idle
•	Fuel injection system operation
•	Check fuel lines and possible leaks
•	On-Off switches operation
•	Idle CO-HC concentration: keep it in record
•	Oil pressure with engine warm
•	Cranckcase and evaporative emission control system, for proper operations and leaks
•	Exhaust system leakages
•	All belt tension
•	Engine bay layout visual check

Clutch

•	Fluid level in reservoir
•	Possible leaks

Gearbox-differential

•	Oil level and possible leaks
•	“F1” gearbox system oil level and possible leaks
•	Speeds positioning as printed on the gear lever knob
•	Gear selection and display (aut.)

Brakes

•	Brake fluid level
•	Handbrake and brakes operation
•	Pipes for possible leaks

Steering

•	Steering linkage, steering box, bolts and nuts tightening
•	Power steering oil level and possible leaks

Electrical System

•	SD3 full error diagnosis. Keep the files in record
•	SD3 parameters of all car ecus. Keep the files in record
•	Battery charge condition
•	Measure minimum absorbed current and keep the value in record
•	Battery connection tightening
•	Inside lights, indicator gauges and dashboard light operation
•	Exhaust system over temperature warning light
•	High and low beam, stop, parking, back up, side markers and license lights operation
•	Headlights aiming
•	Emergency lights and turn signal operation
•	Ventilation system, air conditioner, heating system and defroster
•	Windshield wiper and washer operation
•	Horn operation
•	Antitheft and buzzer
•	Electric windows operation
•	Seat belts warning light and buzzer
•	Alternator operation
•	Door mirrors operation
•	Hi-Fl operation
•	Alarm, remote control and lmmobilizer operation
•	Info centre operation
•	Luggage and engine compartment latch and lock operation. Bolts and nuts tightening.
•	Door locks operation, bolts and nuts tightening
•	Multimedia System operation

Body

•	CCC label
•	Chassis number and identification plate
•	Seat: adjustments, memories and heating operations
•	Seat belts operations and anchor bolts
•	Seats and headrests fastening and anchorage
•	Internal and external rear-view mirrors
•	Tightening of the wheel nuts
•	Wheel state
•	tire pressure
•	Suspension bolts and nuts tightening.
•	Pedals alignment and efficiency
•	Opening/closing: doors, lids, roof, emergency strings

•	Upholstery, carpets, windows
•	Body panels, interiors
•	External and internal finishing and matching
•	Exhaust pipes
•	Check exterior and interior paint is not scratched or damaged
•	Small touch-up paints
•	Whole car polish & clean

Road Test

•	CAR ROAD TEST
• Engine response at various speed and temperature
• Clutch engagement and gear shifts
• Brakes
• Steering and wheel alignment
• Shock absorber efficiency
• Handling
• Unusual vibrations and noises
• Warning lamps and buzzer operating

After Road Test

•	Eventual leaks
• Engine
• Gearbox
• Differential
• Brakes
• Clutch
• Power steering
• Fuel supply piping

•	Clamps tightening
•	Idle stability
•	Coolant fluid temperature
•	Oil pressure

Verify Presence of

•	Owner¡¦s manual in Chinese language
•	Consumer information booklet
•	Sales and service organization booklet
•	Alarm System instruction booklet
•	Alarm System Pin Code
•	Hi-Fi system instructions booklet
Hi-Fi warranty booklet
•	Hi-Fi code card
•	Warranty and Maintenance booklet complete with the necessary data
•	Spare Key/Remote Control
•	Options requested by customer

•	Tool kit

If PDI Claims Are Needed

•	Insert PDI claims into Mod iscs on behalf of JV